Exhibit 4.12

AMENDMENT NO. 4 TO CREDIT AGREEMENT

     The Amendment No. 4 to Credit Agreement (this “Agreement”) dated as of February 1, 2005 is made by and among BLOCK COMMUNICATIONS, INC., an Ohio corporation (“Block” or the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent” ), each of the Lenders (as defined in the Credit Agreement, defined below) signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

WITNESSETH

     WHEREAS, the Borrower, the Administrative Agent and each of the Lenders have entered into that certain Credit Agreement dated as of May 15, 2002, as amended by that certain Amendment No.1 to Credit Agreement dated as of September 12, 2002, as further amended by that certain Amendment No.2 to Credit Agreement dated as of September 30, 2003, as further amended by that certain Amendment No. 3 Credit Agreement dated as of March 19, 2004 (as so amended, as hereby amended, and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement” ; capitalized terms as used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility (including a letter of credit facility and a swing line facility) and two term loan facilities; and

     WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below, and to convert the Outstanding Amount of the Term Loan A as of the date hereof into Outstanding Amounts under Term Loan B, and the Administrative Agent and the Lenders have agreed so to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

          (a) With respect to the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement, the column of the table contained therein labeled “Term Loan B” is hereby amended by (i) deleting the label of such column and replacing it with “Term Loan A and Term Loan B”, (ii) deleting each reference to “2.75%” therein and replacing the same with “2.25%” and (iii) deleting each reference to “1.75%” therein and replacing the same with “1.25%.”

          (b) With respect to the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement, the column of the table contained therein labeled “Revolving Loans, Term Loan A and Swing Line Loans” is hereby amended by deleting the reference in such label to “Term Loan A”.

          (c) The definition of “Term Loan B” in Section 1.01 of the Credit Agreement is herby amended by deleting such definition in its entirety and replacing the same with the following:

               “Term Loan B” means the loans made pursuant to the Term Loan B Facility in accordance with Section 2.01(b) and the portion of the Term Loan A converted to loans under the Term Loan B Facility pursuant to Amendment No.2 or Amendment No. 4.

          (d) The definition of “Term Loan B Facility” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing the same with the following:

               “Term Loan B Facility” means the facility described in Section 2.01 (b) for a Term Loan to the Borrower by the Term Loan B Lenders in the original principal amount of $75,000,000, plus the portion of the Term Loan A converted to a portion of the Term Loan B pursuant to Amendment No. 2 and pursuant to Amendment No. 4.

          (e) The following new definition is hereby added to Section 1.01 of the Credit Agreement in its proper alphabetical order:

               “Amendment No. 4” means that certain Amendment No. 4 to this Agreement dated as of February 1, 2005 by and among the Borrower, the Administrative Agent and certain of the Lenders party thereto.

          (f) Section 2.09(c) is hereby amended by deleting such section in its entirety and replacing it with the following:

               (c) The Borrower shall make a repayment of $11,500 of the principal amount of the Term Loan A on March 31, 2005, after which the remaining outstanding principal amount thereof will be converted to a portion of the Term Loan B in accordance with the provisions of Amendment No. 4.

          (g) Section 2.09(d) is hereby amended by deleting the table contained therein in its entirety and replaced such table with the following:

Date	Amount
September 30, 2002	$187,500
December 31, 2002	$187,500
March 31, 2003	$187,500
June 30, 2003	$187,500
September 30, 2003	$187,500
December 31, 2003	$212,500
March 31, 2004	$212,500
June 30, 2004	$212,500
September 30, 2004	$212,500
December 31, 2004	$212,500
March 31, 2005	$198,950
June 30, 2005	$210,450
September 30, 2005	$210,450
December 31, 2005	$210,450
March 31, 2006	$210,450
June 30, 2006	$210,450
September 30, 2006	$210,450
December 31, 2006	$210,450
March 31, 2007	$210,450
June 30, 2007	$210,450
September 30, 2007	$210,450
December 31, 2007	$210,450
March 31, 2008	$210,450
June 30, 2008	$210,450
September 30, 2008	$210,450
December 31, 2008	$210,450
March 31, 2009	$210,450
June 30, 2009	$210,450
September 30, 2009	$210,450
Term Loan B Maturity Date	The Outstanding Amount of the Term Loan B

          (h) Section 2.16(a) is hereby amended by deleting the reference therein to “May 15, 2004” and replacing it with “the occurrence of the Revolving Credit Maturity Date.”

          (i) Schedule 1.01(a) is hereby deemed to be amended as of the effectiveness of Section 2 of this Agreement to reflect the effect of the conversion of the TLA Outstanding Amount (defined below) into a portion of the Outstanding Amount of the Term Loan B, as described in Section 2 below.

     2. Conversion of Term Loan A. On March 31, 2005, after giving effect to the repayments of the Term Loan A provided in Sections 2.09(c) and (d) (as amended pursuant to Section 1 above), the aggregate Outstanding Amount of the Term Loan A as of such date (the “TLA Outstanding Amount”) shall automatically be deemed to have been converted into an equal Outstanding Amount of the Term Loan B, such that the Outstanding Amount of the Term Loan B shall be increased by the TLA Outstanding Amount, and (b) each Term Loan A Lender holding a portion of the TLA Outstanding Amount as of such a date shall (if it is not already also a Term Loan B Lender) automatically become a Term Loan B Lender, and (c) the Pro Rata Term B Share of the Term Loan B of each Term Loan B Lender shall be equal to the percentage computed (in each case after giving effect to the conversions described in subsections (a) and (b) above) as (x) such Term Loan B Lender’s Outstanding Amount of the Term Loan B divided by (y) the Outstanding Amount of the Term Loan B. After giving effect to this Section 2, the Outstanding Amount of the Term Loan A shall be $0, and the Outstanding Amount of the Term Loan B shall be $83,968,550 less the principal amount of any optional prepayments that may have been made between the date of this Agreement and March 31, 2005. The parties hereto acknowledge that the Term Loan A Advance Expiration Date has occurred, the Borrower’s ability to request further Loans under Term Loan A Facility has expired, and the Term Loan A Facility shall be deemed to have been paid in full and terminated upon the effectiveness of the provisions of this Section 2. Nothing in this Section 2 or otherwise in this Agreement shall increase the Outstanding Amount of the Term Loan B of any Term Loan B Lender that is not a Term Loan A Lender immediately prior to giving effect to this Agreement.

     3. Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

          (a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

               (i) thirteen (13) original counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and the necessary Lenders, together with all schedules and exhibits thereto duly completed; and

               (ii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require; and

          (b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full.

     4. Consent of the Guarantors. Each of the Guarantors has joined in the execution of this Agreement for the purposes of consenting hereto and for the further purpose of confirming its guaranty of the Obligations of the Borrower pursuant to the Guaranty to which such Guarantor is party. Each Guarantor hereby consents, acknowledges and agrees to the amendments of the Credit Agreement set forth herein and hereby confirms and ratifies in all respects the Guaranty and the other Loan Documents to which such Guarantor is a party and the enforceability of such Guaranty and other Loan Documents against such Guarantor in accordance with its terms.

     5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower and the Guarantors, as applicable, represent and warrant to the Administrative Agent and the Lenders as follows:

          (a) The representations and warranties made by the Borrower in Article V of the Credit Agreement (after giving effect to this Agreement) and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since December 31, 2003; and

          (c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to Guaranty as a Guarantor;

          (d) This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

               (e) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

     6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition,representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty.

Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

     7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9. Governing Law. This Agreement shall in all respects be governed by, and constructed in accordance with, the laws of the state of New York.

     10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     11. References. All reference in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

     12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, assigns and legal representatives; provided, however, that neither the Borrower nor any Guarantor, without the prior consent of the Required Lenders, may assign any rights, powers, duties or obligations hereunder.

     13. Expenses. The Borrower agrees to pay to the Administrative Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

[Signatures pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

BLOCK COMMUNICATIONS, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Executive Vice President

GUARANTORS:

BUCKEYE CABLEVISION, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Treasurer

ERIE COUNTY CABLEVISION, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Treasurer

BUCKEYE TELESYSTEMS, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Treasurer

Block Communications
Amendment No. 4
Signature Pages

CORPORATE PROTECTION SERVICES, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Treasurer

COMMUNITY COMMUNICATIONS SERVICES, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Treasurer

PG PUBLISHING COMPANY

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Vice President

MONROE CABLEVISION, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Treasurer

LIMA COMMUNICATIONS CORPORATION

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Treasurer

Block Communications
Amendment No. 4
Signature Pages

WLFI-TV, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Treasurer

INDEPENDENCE TELEVSION COMPANY

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Secretary

TOLEDO AREA TELECOMMUNICATIONS SERVICES, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Treasurer

METRO FIBER & CABLE CONSTRUCTION COMPANY

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Treasurer

IDAHO INDEPENDENT TELEVISION, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Treasurer

Block Communications
Amendment No. 4
Signature Pages

CARS HOLDING, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Treasurer

ACCESS TOLEDO, LTD.
By:	BLOCK COMMUNICATIONS, INC.

By:	/s/ Gary J. Blair

Name:	Gary J. Blair

Title:	Assistant Treasurer

Block Communications
Amendment No. 4
Signature Pages

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A. as Administrative Agent

By:	/s/ Kipling Davis

Name:	Kipling Davis
Title:	Senior Vice President

Block Communications
Amendment No. 4
Signature Pages

LENDERS:
BANK OF AMERICA, N.A.

By:	/s/ Kipling Davis

Name:	Kipling Davis
Title:	Senior Vice President

Block Communications
Amendment No. 4
Signature Pages

NATIONAL CITY BANK

By:	/s/ Christian Kalmbach

Name:	Christian Kalmbach
Title:	Senior Vice President

Block Communications
Amendment No. 4
Signature Pages

BANK OF MONTREAL, CHICAGO BRANCH

By:	/s/ Michael Silverman

Name:	Michael Silverman
Title:	Managing Director

Block Communications
Amendment No. 4
Signature Pages

FLEET NATIONAL BANK

By:	/s/ Kipling Davis

Name:	Kipling Davis
Title:	Senior Vice President

Block Communications
Amendment No. 4
Signature Pages

COMERICA BANK

By:	/s/ Bryndan Skelton

Name:	Bryndan Skelton
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

THE BANK OF NEW YORK

By:	/s/ Michael E. Masters

Name:	Michael E. Masters
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

FIFTH THIRD BANK

By:	/s/ Michael R. Miller

Name:	Michael R. Miller
Title:	Executive Vice President

Block Communications
Amendment No. 4
Signature Pages

STANDARD FEDERAL BANK N.A.

By:	/s/ Jason W. Bierlein

Name:	Jason W. Bierlein
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Peter Foley

Name:	Peter Foley
Title:	Duly Authorized Signatory

Block Communications
Amendment No. 4
Signature Pages

BIG SKY SENIOR LOAN FUND, LTD.

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

BRYN MAWR CLO, LTD.

By:	Deerfield Capital Management LLC,
As its Collateral Manager

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel
Title:	Senior Vice President

Block Communications
Amendment No. 4
Signature Pages

Citigroup Investments Corporate Loan Fund Inc.
By: Travelers Asset Management International Company LLC

By:	/s/ Ronald Carter

Name:	Ronald Carter
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

COSTANTINUS EATON VANCE CDO V, LTD.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

EATON VANCE CDO III, LTD.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

EATON VANCE CDO VI, LTD.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

EATON VANCE LIMITED DURATION INCOME

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

EATON VANCE SENIOR INCOME TRUST.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

GALLATIN FUNDING I LTD.

By:	Bear Stearns Asset Management, Inc., as its
Collateral Manager

By:	/s/ Niall D. Rosenzweig

Name:	Niall D. Rosenzweig
Title:	Managing Director

Block Communications
Amendment No. 4
Signature Pages

GRAYSON & CO.

By:	Boston Management and Research,
as Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

ING PRIME RATE TRUST

By:	ING Investments, LLC.,
as its Investments Manager

By:	/s/ Mohamed Basma

Name:	Mohamed Basma
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

LANDMARK II CDO LIMITED

By:	Aladdin Asset Management LLC,
as Manager

By:	/s/ John J. D’Angelo

Name:	John J. D’Angelo
Title:	Authorized Signatory

Block Communications
Amendment No. 4
Signature Pages

Long Grove CLO LTD.

By:	Deerfield Capital Management LLC,
As its Collateral Manager

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel
Title:	Senior Vice President

Block Communications
Amendment No. 4
Signature Pages

OCTAGON INVESTMENT PARTNERS III, LTD.

By:	Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Andrew D. Gordon

Name:	Andrew D. Gordon
Title:	Portfolio Manager

Block Communications
Amendment No. 4
Signature Pages

OCTAGON INVESTMENT PARTNERS V, LTD.

By:	Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Andrew D. Gordon

Name:	Andrew D. Gordon
Title:	Portfolio Manager

Block Communications
Amendment No. 4
Signature Pages

OCTAGON INVESTMENT PARTNERS VI, LTD.

By:	Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Andrew D. Gordon

Name:	Andrew D. Gordon
Title:	Portfolio Manager

Block Communications
Amendment No. 4
Signature Pages

ROSEMONT CLO,LTD.

By:	Deerfield Capital Management LLC,
as its Collateral Manager

By:	/s/ Mark E. Wittenbel

Name:	Mark E. Wittnebel
Title:	Senior Vice President

Block Communications
Amendment No. 4
Signature Pages

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research,
as Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages

TOLLI & CO

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Block Communications
Amendment No. 4
Signature Pages